UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2008
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	26-1531856 (IRS Employer Identification Number)
4500 Dorr Street, Toledo, Ohio 43615
(Address of principal executive offices) (Zip Code)
(419) 535-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 10, 2008, Paul E. Miller, Vice President — Purchasing for Dana Holding Corporation (“Dana”) informed Dana of his intention to retire. In connection with his retirement, Dana entered into a Transition Agreement (the “Agreement”) with Mr. Miller pursuant to which he will retire on May 31, 2009. The Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms thereof are incorporated by reference into this Item 5.02.
Under the Agreement, Mr. Miller will retain his current position until a successor is selected. Mr. Miller will assist his successor in transitioning duties and responsibilities. Mr. Miller will continue to receive his current base compensation and all available benefits until his retirement. Dana will make COBRA payments on Mr. Miller’s behalf for the twelve (12) consecutive month period commencing with the date of his retirement.
After his successor is appointed and prior to his retirement, Mr. Miller will be assigned certain tasks and projects to be completed prior to his retirement. Mr. Miller will remain available during this period to consult as may be reasonably required. Upon his retirement, Mr. Miller will have qualified to receive the benefit provided by Section 2.5 of his Supplemental Executive Retirement Plan dated May 3, 2004.
Upon the execution of the Agreement, the Executive Agreement entered into between Dana and Mr. Miller effective May 16, 2007 will terminate. Mr. Miller will continue to be eligible for incentive compensation pursuant to the Executive Incentive Compensation Plan (“EIC”) if Dana’s performance qualifies for a payout and a payout is made to any other senior executive of Dana for the 2008 plan year. Mr. Miller is also eligible for any bonus for 2008 performance that might be declared by the Board of Directors for senior executives of Dana. Mr. Miller will be subject to certain confidentiality and non-disclosure obligations.
This summary of the Agreement, including all exhibits, is qualified in its entirety by the terms of the Agreement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description

10.1	Transition Agreement dated November 10, 2008 by and between Paul E. Miller and Dana Holding Corporation

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: November 13, 2008	By:	/s/ Marc S. Levin
		Name:	Marc S. Levin
		Title:	Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Transition Agreement dated November 10, 2008 by and between Paul E. Miller and Dana Holding Corporation

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